Della Parola Risk Optimized Equity Fund

A series of M3Sixty Funds Trust

Supplement dated November 20, 2017

to the Prospectus and Statement of Additional Information

each dated February 6, 2017

The Board of Trustees (the “Board”) of the M3Sixty Funds Trust (the “Trust”) has approved a Plan of Liquidation (the “Plan”) relating to the Della Parola Risk Optimized Equity Fund (the “Fund”), effective November 20, 2017. Della Parola Capital Management, LLC, the Fund’s investment adviser (the “Adviser”), has recommended to the Board to approve the Plan based on its financial constraints and its inability to continue meeting its obligations to support the Fund. As a result, the Board has concluded that it is in the best interest of the shareholders to liquidate the Fund.

In connection with the proposed liquidation and dissolution of the Fund called for by the Plan, the Board has directed the Trust’s principal underwriter to cease offering shares of the Fund. Shareholders may continue to reinvest dividends and distributions in the Fund or redeem their shares until the liquidation.

It is anticipated that the Fund will liquidate on or about November 20, 2017. Any remaining shareholders on the date of liquidation will receive a distribution of their remaining investment value in full liquidation of the Fund. If you have questions or need assistance, please contact your financial advisor directly or the Fund toll-free at (877) 244.6235.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of any redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement, and the existing Prospectus dated February 6, 2017, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated February 6, 2017 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at (877) 244.6235.